Related Party Transactions - Compensation of Key Management Personnel (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2017 CNY (¥)	Dec. 31, 2017 USD ($)	Dec. 31, 2016 CNY (¥)	Dec. 31, 2015 CNY (¥)
Disclosure of transactions between related parties [Abstract]
Short-term employee benefits	¥ 40,831	$ 6,451	¥ 31,975	¥ 27,331
Contribution to defined contribution plans	385	61	415	305
Cost of share-based payment	1,294	204	4,387	8,477
Total	¥ 42,510	$ 6,716	¥ 36,777	¥ 36,113